Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of interCLICK, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Mathews, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Mathews
Michael Mathews Chief Executive Officer (Principal Executive Officer)
Dated: November 16, 2009

In connection with the quarterly report of interCLICK, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, Roger Clark, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roger Clark
Roger Clark Chief Financial Officer (Principal Financial Officer)
Dated: November 16, 2009